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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


       Date of Report (Date of Earliest Event Reported): November 22, 2000


                             THE GRAND UNION COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


           0-26602                                       22-1518276
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


201 WILLOWBROOK BOULEVARD
WAYNE, NEW JERSEY                                                 07470
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(Address of Principal Executive offices)                        (Zip Code)


                                 (973) 890-6000
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)


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NY2:\992615\03\L9WN02!.DOC\50318.0009

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.                    Exhibit
-----------                    -------

  99.1                         Monthly Operating Reports.



ITEM 9.      REGULATION FD DISCLOSURE

             On November 22, 2000, pursuant to the guidelines of the Office of the United States Trustee (the "U.S. Trustee"), The Grand Union Company, which filed a voluntary chapter 11 petition in the United States Bankruptcy Court in Newark, New Jersey on October 3, 2000, filed with the U.S. Trustee an unaudited
(i) profit and loss statement for the 28 days and 12 days ended October 14, 2000, (ii) balance sheet as at October 2, 2000 and October 14, 2000 and (iii) statement of accounts receivable as at October 2, 2000 (collectively, the "Monthly Operating Reports"). A Copy of the Monthly Operating Reports is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.















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
                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           THE GRAND UNION COMPANY

Date: December 14, 2000.                   By: /s/ Glenn J. Smith
                                               --------------------------------
                                               Glenn J. Smith
                                               Senior Vice President






















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
                                  EXHIBIT INDEX


Exhibit No.                       Exhibit
-----------                       -------

   99.1                           Monthly Operating Reports.





















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